Exhibit 10.19

conﬁdential Andrew Whitworth telesign.com Jan 20, 2022 8:08 PM EST conﬁdential Andrew Whitworth telesign.com Jan 20, 2022 8:08 PM EST conﬁdential Andrew Whitworth telesign.com Jan 20, 2022 8:08 PM EST conﬁdential Andrew Whitworth telesign.com Jan 20, 2022 8:08 PM EST conﬁdential Andrew Whitworth telesign.com Jan 20, 2022 8:08 PM EST conﬁdential Andrew Whitworth telesign.com Jan 20, 2022 8:08 PM EST conﬁdential Andrew Whitworth telesign.com Jan 20, 2022 8:08 PM EST conﬁdential Andrew Whitworth telesign.com Jan 20, 2022 8:08 PM EST conﬁdential Andrew Whitworth telesign.com Jan 20, 2022 8:08 PM EST conﬁdential Andrew Whitworth telesign.com Jan 20, 2022 8:08 PM EST conﬁdential Andrew Whitworth telesign.com Jan 20, 2022 8:08 PM EST conﬁdential Andrew Whitworth telesign.com Jan 20, 2022 8:08 PM EST conﬁdential Andrew Whitworth telesign.com Jan 20, 2022 8:08 PM EST conﬁdential Andrew Whitworth telesign.com Jan 20, 2022 8:08 PM EST conﬁdential Andrew Whitworth telesign.com Jan 20, 2022 8:08 PM EST conﬁdential Andrew Whitworth telesign.com Jan 20, 2022 8:08 PM EST conﬁdential Andrew Whitworth telesign.com Jan 20, 2022 8:08 PM EST conﬁdential Andrew Whitworth telesign.com Jan 20, 2022 8:08 PM EST conﬁdential Andrew Whitworth telesign.com Jan 20, 2022 8:08 PM EST conﬁdential Andrew Whitworth telesign.com Jan 20, 2022 8:08 PM EST